UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  March 9, 2010

InfoLogix, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-125575	20-1983837
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 E. County Line Road, Hatboro, Pennsylvania	19040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 604-0691

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 9, 2010, InfoLogix, Inc. (the “Company”) received a letter from the Nasdaq Stock Market (“Nasdaq”) notifying it that the Company is not in compliance with Nasdaq’s audit committee requirements as set forth in Listing Rule 5605.  Rule 5605 requires that every Nasdaq listed company have an audit committee of at least three members, each of whom must: (i) be independent as defined under Rule 5605(a)(2); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Act of 1933 (subject to the exemptions provided in Rule 10A-3(c) under the Act); (iii) not have participated in the preparation of the financial statements of the listed company or any current subsidiary of the listed company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including the listed company’s balance sheet, income statement, and cash flow statement.  Additionally, each listed company must certify that it has, and will continue to have, at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.  As a result of Wayne Hoch’s resignation from the Company’s Board of Directors and the audit committee of the Board of Directors on February 17, 2010, the audit committee has only two members and the Company cannot certify that the audit committee has at least one member with the requisite level of financial sophistication.

Under Nasdaq Listing Rule 5605(c)(4)(A), Nasdaq has provided the Company with a cure period in order to regain compliance as follows: (i) until the earlier of the Company’s next annual stockholders’ meeting or February 17, 2011, or (ii) if the next annual stockholders’ meeting is held before August 16, 2010, then the Company must evidence compliance no later than August 16, 2010.   The Company currently expects to regain compliance within the available cure period.

On March 15, 2010, the Company issued a press release announcing its receipt of the letter from Nasdaq.  A copy of the press release is furnished herewith as Exhibit 99.1 to this current report.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

99.1         Press release dated March 15, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOLOGIX, INC.

Date: March 15, 2010	By:	/s/ John A. Roberts
John A. Roberts
Chief Financial Officer

Exhibit Index

99.1                           Press release dated March 15, 2010.